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                                                                    EXHIBIT 10.4


                               MEMORANDUM OF LEASE

                  Made as of the 30th day of November, 1993, by and between COMMONS II LAND PARTNERSHIP, a Florida General Partnership, as "Landlord" and NAPLES RADIATION THERAPY ASSOCIATES, a Florida General Partnership, as "Tenant", which ground lease is dated November 20, 1992.

                  A. This ground lease sets forth (among other things) the following:

                           1.  Landlord's address is c/o Jerry F. Nichols,
Managing General Partner, 720 Goodlette Road North, Suite 302, Naples, Florida 33942; Tenant's address is c/o Daniel E. Dosoretz, M.D., General Partner, 1419 S.E. 8th Terrace, Cape Coral, Florida 33990.

                           2.  The land is in The Commons Professional Office
Park, 720 Goodlette Road North, Naples, Florida. Description of the property in the Land Lease is enclosed herewith as an exhibit to this Memorandum of Lease, Exhibit "A". There is 67,367 square feet of land, more or less. The original lease is for 35 years.

                                    Tenant is constructing a building on the
leased premises, which building will be owned by the landlord after thirty-five
(35) years.

                           3. The lease term (the "term") began December 1,
1992.

                           4.  The term expires thirty-five (35) years
thereafter, on November 30, 2027.

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                           5.  Landlord and tenant agree that tenant will not
have authority to create or suffer any lien for labor or materials on landlord's interest in the premises, and all contractors, subcontractors, materialmen, mechanics, laborers and others contracting with tenant and/or any subtenant of tenant and/or any other occupants of the premises, for the construction, installation, alteration or repair of any improvements to the premises are hereby charged with notice that they must look only to tenant and to tenant's interest in the premises to secure the payment of any charges for work done and/or materials furnished at the premises.

                  B. This Memorandum will automatically terminate and be removed from the public records of the county (the "public records") as if a Termination/Satisfaction of Memorandum of Lease were recorded among the Public records, on the expiration of the term as set forth above, or on such earlier date as the term may be terminated; or shall automatically extend if the term is duly extended, but in such event this Memorandum will automatically terminate as aforesaid on the date of the expiration or sooner termination of the extended term.
                  C. This Memorandum is for informational purposes only and nothing contained herein shall be deemed to in any way modify or otherwise affect any of the terms or conditions of the lease.

                  D. This Memorandum will bind and benefit the parties hereto and their respective heirs, personal and legal representatives, successors and permitted assigns, as the case may be.



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                  IN WITNESS WHEREOF, landlord and Tenant have caused this
Memorandum to be signed, as of the date first above written.

Signed in the presence of:          COMMONS II LAND PARTNERSHIP
As to landlord:

         /s/                        By: /s/ Jerry F. Nichols
-----------------------------          -----------------------------------------

         /s/                           JERRY F. NICHOLS, MANAGING
----------------------------           GENERAL PARTNER



As to tenant:                       NAPLES RADIATION THERAPY
                                    ASSOCIATES
         /s/
----------------------------

         /s/                        By: /s/ Daniel E. Dosoretz
----------------------------           -----------------------------------------
                                        DANIEL E. DOSORETZ, M.D.
                                        GENERAL PARTNER



STATE OF FLORIDA
COUNTY OF

                  THE foregoing instrument was acknowledged before me this 18th day of Jan. 1994, by JERRY F. NICHOLS, Managing General Partner of COMMONS II LAND PARTNERSHIP, a Florida General Partnership, for and on behalf of the Partnership,

(x ) who is personally known to me, OR
( ) who provided _____________ as identification, who did/did not take an oath

                                    /s/
                                 -----------------------------------------------
                                    Notary Public
My commission expires:


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STATE OF FLORIDA
COUNTY OF LEE

                  THE foregoing instrument was acknowledged before me this 25th day of January 1994, by DANIEL E. DOSORETZ, M.D., General Partner of NAPLES RADIATION THERAPY ASSOCIATES, a Florida General Partnership, for and on behalf of the Partnership,
( x) who is personally known to me, OR
( ) who provided _____________ as identification, who did/did not take an oath

                                                       /s/ Wilhelmina Gill
                                                      --------------------------
                                                      Notary Public
My commission expires:

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                                   Exhibit "A"

                                   COMMONS IV
                                   DESCRIPTION




DESCRIPTION OF LANDS SURVEYED

         A PARCEL OF LAND LYING IN AND BEING A PART OF THE SOUTHEAST QUARTER OF
SECTION 34, TOWNSHIP 49 SOUTH, RANGE 25 EAST, COLLIER COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTER OF SECTION 34, TOWNSHIP 49 SOUTH, RANGE 25 EAST, COLLIER COUNTY, FLORIDA; THENCE ALONG THE NORTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 34, S 89degree57'11"E 100.00 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF GOODLETTE ROAD; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE, S 00degree78'37"E 48.43 FEET TO THE NORTHWEST CORNER OF THOSE LANDS AS DESCRIBED IN OFFICIAL RECORD BOOK 981, PAGE 1814 OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA; THENCE N 89degree56'59"E 600.00 TO THE NORTHEAST CORNER OF SAID LANDS; THENCE N 00degree78'37"W 49.16 FEET; THENCE S 89degree47'31"E 246.76 FEET; THENCE S 00degree18'37" 30.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE CONTINUE S 00degree78'37"E 145.00 FEET; THENCE
15.71 FEET ALONG THE ARC OF A CIRCULAR CURVE TO THE LEFT, HAVING A CENTRAL ANGLE OF 90degree00'00", A RADIUS OF 10.00 FEET AND A CHORD WHICH BEARS S 45degree78'37"E 14.14 FEET; THENCE N 89degree41'23"E 2.25 FEET; THENCE S 00degree78'37"E 90.93 FEET TO THE NORTHERLY LINE OF A 60 FOOT WIDE INGRESS, EGRESS AND UTILITY EASEMENT; THENCE ALONG THE NORTHERLY LINE OF SAID 60 FOOT WIDE INGRESS, EGRESS AND UTILITY EASEMENT, N 89degree41.23E 267.73 FEET; THENCE N 00degree78'37"W 243.40 FEET; THENCE N 89degree47'31"W 280.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND.

SAID PARCEL CONTAINING 67,367.00 SQUARE FEET OF LAND, MORE OR LESS.

SUBJECT TO A UTILITY EASEMENT OVER AND ACROSS THE SOUTHERLY 10 FEET THEREOF.

ALSO, SUBJECT TO EASEMENTS, RESTRICTIONS AND RESERVATIONS OF RECORD.




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